UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2026

Commission File No. 001-37811

BOK FINANCIAL CORP ET AL
(Exact name of registrant as specified in its charter)

Oklahoma		73-1373454
(State or other jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa,	Oklahoma	74172
(Address of Principal Executive Offices)		(Zip Code)
(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00006 per share	BOKF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)On May 5, 2026, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)The matters voted upon at the annual meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Withheld	Abstain	Non-Vote
Alan S. Armstrong	44,558,125	10,843,890	—	5,359,045
Steven Bangert	55,025,414	376,601	—	5,359,045
John W. Coffey	52,157,882	3,244,133	—	5,359,045
Joseph W. Craft, III	54,840,990	561,025	—	5,359,045
David F. Griffin	54,838,833	563,182	—	5,359,045
E. Carey Joullian, IV	51,729,139	3,672,876	—	5,359,045
George B. Kaiser	47,688,553	7,713,462	—	5,359,045
Stacy C. Kymes	50,766,340	4,635,675	—	5,359,045
Steven J. Malcolm	52,028,617	3,373,398	—	5,359,045
Emmet C. Richards	54,839,572	562,443	—	5,359,045
Claudia S. San Pedro	52,155,790	3,246,225	—	5,359,045
Kayse M. Shrum	55,253,074	148,941	—	5,359,045
Michael C. Turpen	54,960,373	441,642	—	5,359,045
Robert A. Waldo	55,021,163	380,852	—	5,359,045
Rose M. Washington-Jones	55,235,795	166,220	—	5,359,045

	For	Against	Abstain/Withheld	Non-Vote
2. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2026	57,510,776	477,573	14,518	2,758,193

3. Advisory vote to approve the compensation of named executive officers	54,864,505	339,765	197,745	5,359,045

ITEM 9.01. Financial Statements and Exhibits.

(a)Exhibits

     104        Interactive Data Files.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BOK FINANCIAL CORPORATION

                        By: /s/ Martin E. Grunst
                         Martin E. Grunst
                         Executive Vice President
                         Chief Financial Officer

Date: May 7, 2026